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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: November 1, 2005

                Date of earliest event reported: October 27, 2005

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                  005-15395                         52-2187059
--------                  ---------                         ----------
(State or Other           (Commission File Number)          (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)

   11 WEST 42ND STREET NEW YORK, NY                    10036
   ---------------------------------                   -----
    (Address of Principal Executive                  (Zip Code)
               Offices)


      Registrant's telephone number, including area code: (212) 827-8000


                                 NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e"4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition.

      On October 27, 2005, Martha Stewart Living Omnimedia, Inc. reported earnings for the third quarter ended September 30, 2005. The related conference call script is attached as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibit     Description

      99.1 Conference call script of conversation with analysts on October 27, 2005, concerning earnings for the third quarter ended September 30, 2005.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MARTHA STEWART LIVING OMNIMEDIA, INC.
                        -------------------------------------
                        (Registrant)


Date: November 1, 2005                By: /s/ John R. Cuti
                                         -----------------
                                          John R. Cuti
                                          Secretary and General Counsel
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INDEX OF EXHIBITS

(d)   Exhibit     Description

      99.1 Conference call script of conversation with analysts on October 27, 2005, concerning earnings for the third quarter ended September 30, 2005.